UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 5, 2014

WireCo WorldGroup Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-174896	27-0061302
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

12200 NW Ambassador Drive, Kansas City, Missouri 64163
(Address of principal executive offices and zip code)

(816) 270-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

WireCo WorldGroup Inc. (the “Company”) will host a conference call on Thursday, May 8, 2014 at 2:00 p.m. eastern time (1:00 p.m. central time) to discuss the Company's financial performance for the first quarter of 2014.  All interested parties may participate in this conference call by dialing +1 (619) 377-3984 or, within the U.S. only, (855) 778-1030.  The conference ID number is 13857643.  Slides will be available at www.wirecoworldgroup.com, under the presentations and events page of the investors section, just prior to the call. An audio replay of the conference call will be available shortly after the call until May 15, 2014 at 7:59 p.m. eastern time (6:59 p.m. central time).  To access the replay, please dial (855) 859-2056 or +1 (404) 537-3406 and reference conference ID number 13857643.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WireCo WorldGroup Inc.
(Registrant)

Dated:	May 5, 2014	By:	/s/ Brian G. Block
Brian G. Block
Senior Vice President and Chief Financial Officer